OAKWOOD MORTGAGE INVESTORS, INC. 1997-A               REPORT DATE:  MAY 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT # 3
REMITTANCE REPORT                                                    Page 1 of 6
REPORTING MONTH:  Apr-97


                      Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                         Ending             Scheduled
Principal        Scheduled      Prepaid          Liquidated      Contracts        Principal          Gross            Servicing
Balance          Principal      Principal        Principal       Repurchased      Balance            Interest         Fee
----------------------------------------------------------------------------------------------------------------------------------

182,152,883.46   (271,308.27)   (750,611.08)     (21,729.21)     0.00             181,109,234.90     1,602,924.35     151,794.07
==================================================================================================================================





                      Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------------------------

Scheduled                                         Amount
Pass Thru        Liquidation      Reserve         Available for     Limited       Total
Interest         Proceeds         Fund Draw       Distribution      Guarantee     Distribution
-----------------------------------------------------------------------------------------------------

1,451,130.28     19,166.27        0.00            2,644,009.97      0.00          2,644,009.97
=====================================================================================================




Class A-6 Liquidity Account
Beginning                         Investment    Balance Before          Reserve     Reserve         Balance After
 Balance    Deposits   Distrib.   Interest      Current Distribution    Fund Draw   Fund Deposit    Current Distribution    Excess
------------------------------------------------------------------------------------------------------------------------------------
302,220.51  0.00       -551.38    1,201.23      302,870.36              0.00        0.00            302,870.36              1,201.23
====================================================================================================================================

Class B-1 Liquidity Account

Beginning                         Investment    Balance Before          Reserve     Reserve         Balance After
 Balance    Deposits   Distrib.   Interest      Current Distribution    Fund Draw   Fund Deposit    Current Distribution    Excess
------------------------------------------------------------------------------------------------------------------------------------

328,137.91  0.00       -598.66    1,304.24      328,843.49              0.00        0.00            328,843.49              1,304.24
====================================================================================================================================


Reserve Fund Required Balance
-----------------------------
Before Current    After Current
Distribution      Distribution
-----------------------------------
301,669.13        301,669.13
===================================


Reserve Fund Required Balance
------------------------------
Before Current    After Current
Distribution      Distribution
---------------------------------

327,539.25         327,539.25
=================================



                             Certificate Account
----------------------------------------------------------------------------
Beginning               Deposits                                 Investment     Ending
Balance         Principal       Interest        Distributions     Interest       Balance
--------------------------------------------------------------------------------------------
1,450,928.36    1,016,720.65    1,519,119.56    (3,093,346.32)    4,114.73       897,536.98
============================================================================================


               P&I Advances at Distribution Date
-----------------------------------------------------------------------
Beginning            Recovered          Current            Ending
Balance              Advances           Advances           Balance
-----------------------------------------------------------------------
450,850.86           422,684.81         426,520.70         454,686.75
========================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A                REPORT DATE:  MAY 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                   POOL REPORT # 3
REMITTANCE REPORT
REPORTING MONTH:    Apr-97                                           Page 2 of 6


Class B Crossover Test                                                Test Met?
------------------------------------------------------------         -----------

(a) Remittance date on or after September 2001                            N


(b) Average 60 day Delinquency rate <=        5%                        #DIV/0!

(c) Average 30 day Delinquency rate <=        7%                        #DIV/0!


(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

Average 30 day delinquency ratio:
                Sep 2001- Feb 2003            7%                         N
                March 2003-Feb 2004           8%                         N
                March 2004 and thereafter     9%                         N




(e) Current realized loss ratio <=            2.75%                      Y


(f) Does Class B Percentage equal or
     exceed                                   25.376%
     of stated scheduled pool balance

                Beginning B-1 balance              17,586,000.00

                Beginning B-2 balance               9,255,770.00
                                                  ----------------

                                                   26,841,770.00
                Divided by beginning pool
                balance                           182,152,883.46
                                                  ----------------
                                                           14.736%       N
                                                  ================




Average 60 day delinquency ratio:

                           Over 60s           Pool Balance            %
                      --------------------------------------------------------
Current Mo                     1,055,661.92   181,109,234.90        0.58%
1st Preceding Mo                       0.00       713,625.07        0.00%
2nd Preceding Mo                       0.00             0.00        #DIV/0!
                                                      Divided by      3
                                                                 -------------
                                                                   #DIV/0!
                                                                 =============

Average 30 day delinquency ratio:

                           Over 30s           Pool Balance            %
                      --------------------------------------------------------
Current Mo                     2,778,287.60    181,109,234.90        1.53%
1st Preceding Mo                       0.00      1,687,179.66        0.00%
2nd Preceding Mo                       0.00              0.00        #DIV/0!
                                                      Divided by      3
                                                                 -------------
                                                                   #DIV/0!
                                                                 =============

Cumulative loss ratio:

                       Cumulative losses                 2,562.94
                                         ------------------------
Divided by Initial Certificate Principal           185,107,770.00    0.001%
                                                                 =============


Current realized loss ratio:

                    Liquidation                 Pool
                       Losses                Balance
                    -----------         --------------
Current Mo            2,562.94          181,109,234.90
1st Preceding Mo          0.00                    0.00
2nd Preceding Mo          0.00                    0.00

                                                                     0.017%
                                                                =============

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  REPORT DATE:  MAY 6, 1997
REMITTANCE REPORT                                               POOL REPORT # 3
REPORTING MONTH:                                Apr-97              Page 3 of 6


                                         Delinquency Analysis

                                              31 to 59 days         60 to 89 days       90 days and Over      Total Delinq.
                  No. of    Principal              Principal            Principal            Principal             Principal
                  Loans     Balance           #    Balance          #   Balance          #   Balance          #    Balance
              ----------------------------------------------------------------------------------------------------------------------
Excluding Repos   5,255    180,677,659.35     52    1,659,437.21    10   371,012.48     9    345,402.80       71   2,375,852.49
          Repos   18           431,575.55      3       63,188.47     6   107,495.66     8    231,750.98       17     402,435.11
              ----------------------------------------------------------------------------------------------------------------------

          Total   5,273    181,109,234.90     55    1,722,625.68    16   478,508.14    17    577,153.78       88   2,778,287.60
              ======================================================================================================================
                                                                                                             1.7%          1.53%
                                                                                                             =======================
                                      Repossession Analysis
Active Repos            Reversal          Current Month
Outstanding           (Redemption)             Repos           Cumulative Repos
     Principal           Principal             Principal            Principal
#    Balance        #    Balance          #    Balance         #    Balance
--------------------------------------------------------------------------------

Excluding Repos 18  431,575.55     0      0.00           13   317,797.85      19   453,476.67


OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  REPORT DATE:  MAY 6, 1997
REMITTANCE REPORT                                               POOL REPORT # 3
REPORTING MONTH:                                Apr-97              Page 4 of 6

Repossession Liquidation Report

                          Liquidated
Account   Customer         Principal      Sales      Insur.      Total
Number      Name            Balance      Proceeds   Refunds     Proceeds
--------------------------------------------------------------------------
104676-2  Johnson, T A    21,729.21      21,200.00  1,101.48    22,301.48
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                                                                     0.00
                          ------------------------------------------------
                           21,729.21     21,200.00   1,101.48   22,301.48
                          ================================================

                     Net                    Net         Current
Repossession     Liquidation   Unrecov.   Pass Thru    Period Net    Cumulative
  Expenses        Proceeds     Advances   Proceeds    Gain/(Loss)    Gain/(Loss)
--------------------------------------------------------------------------------
2,594.31          19,707.17     540.90    19,166.27    (2,562.94)
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
                       0.00                    0.00         0.00
--------------------------------------------------------------------------------
2,594.31          19,707.17     540.90    19,166.27    (2,562.94)     (2,562.94)
================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  REPORT DATE:  MAY 6, 1997
REMITTANCE REPORT                                     POOL REPORT # 3
REPORTING MONTH:   Apr-97
                                                      Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL


                                 Original        Beginning      Beginning       Current         Current
      Cert.                     Certificate     Certificate     Carryover       Principal       Principal
      Class                      Balances        Balances       Principal         Due            Paid
-------------------------------------------------------------------------------------------------------------

A-1                           36,152,000.00    33,197,113.46       0.00         1,043,648.56   1,043,648.56
A-1 Outstanding Writedown                               0.00                            0.00

A-2                           32,798,000.00    32,798,000.00       0.00                 0.00           0.00
A-2 Outstanding Writedown                               0.00                            0.00

A-3                           23,683,000.00    23,683,000.00       0.00                 0.00           0.00
A-3 Outstanding Writedown                               0.00                            0.00

A-4                           11,771,000.00    11,771,000.00       0.00                 0.00           0.00
A-4 Outstanding Writedown                               0.00                            0.00

A-5                           37,665,000.00    37,665,000.00       0.00                 0.00           0.00
A-5 Outstanding Writedown                               0.00                            0.00

A-6                           16,197,000.00    16,197,000.00       0.00                 0.00           0.00
A-6 Outstanding Writedown                               0.00                            0.00

B-1                           17,586,000.00    17,586,000.00       0.00                 0.00           0.00
B-1 Outstanding Writedown                               0.00                            0.00

B-2                            9,255,770.00     9,255,770.00       0.00                 0.00           0.00
B-2 Outstanding Writedown                               0.00                            0.00

                            ---------------------------------------------------------------------------------

                             185,107,770.00   182,152,883.46       0.00         1,043,648.56   1,043,648.56
                            =================================================================================

                           Ending                       Ending                      Principal Paid
                          Carryover    Writedown       Certificate       Pool         Per $1,000
Cert. Class               Principal     Amounts          Balances        Factor      Denomination
--------------------------------------------------------------------------

A-1                         0.00         0.00      32,153,464.90       88.93966%     28.87
A-1 Outstanding Writedown                0.00               0.00        0.00          0.00

A-2                         0.00         0.00      32,798,000.00      100.00000%      0.00
A-2 Outstanding Writedown                0.00               0.00        0.00          0.00

A-3                         0.00         0.00      23,683,000.00      100.00000%      0.00
A-3 Outstanding Writedown                0.00               0.00        0.00          0.00

A-4                         0.00         0.00      11,771,000.00      100.00000%      0.00
A-4 Outstanding Writedown                0.00               0.00        0.00          0.00

A-5                         0.00         0.00      37,665,000.00      100.00000%      0.00
A-5 Outstanding Writedown                0.00               0.00        0.00          0.00

A-6                         0.00         0.00      16,197,000.00      100.00000%      0.00
A-6 Outstanding Writedown                0.00               0.00        0.00          0.00

B-1                         0.00         0.00      17,586,000.00      100.00000%      0.00
B-1 Outstanding Writedown                0.00               0.00        0.00          0.00

B-2                         0.00         0.00       9,255,770.00      100.00000%      0.00
B-2 Outstanding Writedown                0.00               0.00        0.00          0.00

                           ----------------------------------------
                            0.00         0.00     181,109,234.90
                           ========================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                   REPORT DATE:  MAY 6, 1997
REMITTANCE REPORT                                      POOL REPORT # 3
REPORTING MONTH:   Apr-97
                                                       Page 6 of 6

CERTIFICATE INTEREST ANALYSIS


                                                                                                Interest Paid
     Certificate         Remittanc   Beginning     Current      Total      Interest     Ending  Per $1,000     Cert.      TOTAL
        Class               Rate      Balance      Accrual       Paid     Shortfall    Balance  Denomination   Class   DISTRIBUTION
                         ----------------------------------------------------------------------------------------------------------
A-1                       5.76750%     0.00     159,553.63   159,553.63       0.00       0.00        4.81       A-1     1,203,202.19
A-1  Carryover Interest      0.00      0.00           0.00         0.00       0.00       0.00        0.00
A-1  Writedown Interest      0.00      0.00           0.00         0.00       0.00       0.00        0.00

A-2                       6.40000%     0.00     174,922.67   174,922.67       0.00       0.00        5.33       A-2       174,922.67
A-2  Carryover Interest      0.00      0.00           0.00         0.00       0.00       0.00        0.00
A-2  Writedown Interest      0.00      0.00           0.00         0.00       0.00       0.00        0.00

A-3                       6.65000%     0.00     131,243.29   131,243.29       0.00       0.00        5.54       A-3       131,243.29
A-3  Carryover Interest      0.00      0.00           0.00         0.00       0.00       0.00        0.00
A-3  Writedown Interest      0.00      0.00           0.00         0.00       0.00       0.00        0.00

A-4                       6.85000%     0.00      67,192.79    67,192.79       0.00       0.00        5.71       A-4        67,192.79
A-4  Carryover Interest      0.00      0.00           0.00         0.00       0.00       0.00        0.00
A-4  Writedown Interest      0.00      0.00           0.00         0.00       0.00       0.00        0.00

A-5                       7.12500%     0.00     223,635.94   223,635.94       0.00       0.00        5.94       A-5       223,635.94
A-5  Carryover Interest      0.00      0.00           0.00         0.00       0.00       0.00        0.00
A-5  Writedown Interest      0.00      0.00           0.00         0.00       0.00       0.00        0.00

A-6                       7.45000%     0.00     100,556.38   100,556.38       0.00       0.00        6.21       A-6       100,556.38
A-6  Carryover Interest      0.00      0.00           0.00         0.00       0.00       0.00        0.00
A-6  Writedown Interest      0.00      0.00           0.00         0.00       0.00       0.00        0.00

B-1                       7.45000%     0.00     109,179.75   109,179.75       0.00       0.00        6.21       B-1       109,179.75
B-1  Carryover Interest      0.00      0.00           0.00         0.00       0.00       0.00        0.00
B-1  Writedown Interest      0.00      0.00           0.00         0.00       0.00       0.00        0.00

B-2                       8.02500%     0.00      61,897.96    61,897.96       0.00       0.00        6.69       B-2        61,897.96
B-2  Carryover Interest      0.00      0.00           0.00         0.00       0.00       0.00        0.00
B-2  Writedown Interest      0.00      0.00           0.00         0.00       0.00       0.00        0.00

Limited Guarantee                      0.00           0.00         0.00       0.00       0.00              Limited Guarantee    0.00
                                       0.00     422,947.88   420,384.94   2,562.94   2,562.94                    X        420,384.94
                                       0.00           0.00         0.00       0.00       0.00                    R              0.00

Service Fee                            0.00     151,794.07   151,794.07       0.00       0.00                          151,794.07
                              ---------------------------------------------------------------                        ------------

                                       0.00   1,602,924.35 1,600,361.41   2,562.94   2,562.94                        2,644,009.97
                                                                                                                     ============

Disbursed as follows:
----------------------------------
X Proceeds to Class A-6 Liquidity Account                          0.00
X Proceeds to Class B-1 Liquidity Account                          0.00
Service Fee to Class B-1 Liquidity Account                         0.00
                                                                --------
                                                            1,600,361.41
                                                            ============